Exhibit 99.1

  2020 Fiscal Year Annual Meeting Friday, February 19, 2021 Virtual Presentation

 This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are made in good faith by Southwest Iowa Renewable Energy, LLC (“SIRE,” “us” or “we”) and are identified by including terms such as “may,” “will,” “should,” “expects,” “anticipates,” “estimates,” “plans,” or similar language. In connection with these safe-harbor provisions, SIRE has identified in its annual report on Form 10-K, and in its other filings with the SEC, important factors that could cause actual results to differ materially from those contained in any forward-looking statement made by or on behalf of SIRE, including, without limitation, the risk and nature of our business and the effects of general economic conditions on us. We may experience significant fluctuations in future operating results due to a number of economic conditions, including, but not limited to, competition in the ethanol industry, commodity market risks, financial market risks, counter-party risks, and risks associated with changes to federal policy or regulation. The cautionary statements and risk factors in this disclaimer and our Form 10-K expressly qualify all of SIRE’s forward-looking statements in this presentation. The forward-looking statements contained in this presentation are included in the safe harbor protection provided by Section 27A of the Securities Act of 1933. SIRE further cautions that such factors are not exhaustive or exclusive. SIRE does not undertake to update any forward-looking statement which may be made from time to time by or on behalf of SIRE unless an update is required by applicable securities laws.  Forward-Looking Statements and Disclaimer

 Business Meeting Agenda   Karol King – Chairman of the Board Call the Meeting to Order – Welcome Report on Notice of Meeting/Quorum Adjournment of Business Meeting

 Company UpdateMike Jerke – CEO/President

 The goal: To be a plant that performs in the top quartile of our peer group as measured by EBITDA.Path to achieve our goal: “5-10-20” by FYE 2022 initiative (baseline: 2019). 5% efficiency improvement10% expense reduction20% production increase and energy reduction   FY 2020 Review….

 Recap  Repurchase of Bunge units.COVID and impact of stay-at-home directives.Production was 11.5 million gallons below FY 2019.2.9 million gallons sold into undenatured/high value (sanitizer) markets. Margin environment:Q1 strongQ2 onset of COVIDQ3 weak (unprecedented)Q4 strengthened Margin tracked the ebb/flow of stay-at-home directives/attitudes.

 Financial Highlights (In millions other than book value.)    Metric  FY 2018  FY 2019  FY 2020  Thru 12/31/20  Revenue  $215.0  $217.0  $198.6  $55.4  Crush Margin  $66.4  $54.8  $55.3  $16.3  MEBITDA  $9.6  $3.0  $11.3  $4.6  Net Income  $(2.7)  $(8.5)  $(0.4)  $1.1  Total Equity  $97.8  $89.3  $65.8  $66.9  Book value per share  $7,339  $6,701  $7,332  $7,456  Total shares  13,327  13,327  8,975  8,975

 Quarterly Crush MarginPer Gallon of Ethanol Produced

 FY 2020 modified EBITDA: $8.4 million improvement  Metric  FY 2018  FY 2019  FY 2020  YTD 2021  Ethanol Yield (gpb)  2.945  2.903  2.880  2.919  Corn Oil Yield (ppb)  0.897  0.978  0.942  0.918  Ethanol Price ($/gal)  1.31  1.28  1.24  1.31  Corn Cost ($/bu)  3.41  3.71  3.48  3.98  Revenue ($/gal)  1.683  1.695  1.727  1.843  Variable Expense ($/gal)  0.254  0.244  0.207  0.191  Fixed Expense ($/gal)  0.141  0.121  0.131  0.094  Gen & Admin ($/gal)  0.039  0.038  0.045  0.040  EBITDA ($/gal)  0.086  0.023  0.097  0.176

 Annual Production Results5-year (fiscal) Comparison    2016  2017  2018  2019  2020  Ethanol Production  122.3 mg  124.1 mg  127.9 mg  129.3 mg  117.8 mg*  Corn Consumed (bu.)  42,891,000  42,430,000  43,432,000  44,533,000  40,903,000  Distillers Sales (tons)  406,710  369,290  408,650  411,300  387,900  Corn Oil Prod. (lbs)  33,906,800  35,985,900  38,976,800  43,548,500  38,528,500  Carbon Dioxide (tons)  94,400  94,300  100,950  100,600  104,059  *Total ethanol production in FY 2020 included 2.9 million gallons of product sold to support the hand sanitizer market.

 (Refinanced in November 2019)

 Debt Metrics(millions)    FYE 2018  FYE 2019  FYE 2020  YTD 12/31/20  Bank Debt  $18.9  $23.9  $53.1  $48.2  Bank Debt/Gallon  $0.15  $0.18  $0.40*  $0.36*  Bank Debt-Repayment   $(2.8)  $(5.0)  $(29.2)  $4.9  Interest Payments  $1.0  $1.0  $1.9  $0.5  *Based on FY 2019 production

 Liquidity

 Capital Expenditures - 2020  Dryer Exhaust Energy Recovery $10.8 MM Capital Expenditures/Upgrades FY 2021Undenatured loadout (rail) $0.23 MM (complete)Corn storage expansion $8.0 MM

Achieving the goal

- Upper quartile requirements
  - ✓ Right design
  - ✓ Right location
  - Right metrics (5-10-20)
    - Change of alpha amylase mode of delivery
    - Addition of industry standard corn storage, 20 days (plus)
      - Currently, ~11 days
  - ✓ Right Team

SIRE
Southwest Iowa Renewable Energy
Farmers Fueling Our Future
www.SIREethanol.com

 Achieving the goal…  Diversification planUndenatured salesHigh oil corn pilot project Low carbon focusKeeping score??

 Benchmarking   EBITDA      Year  National   IA/NE  FY 2019  60%  58%  FY 2020  40%  53%  Q1 2021  38%  33%  Net Income      Year  National   IA/NE  FY 2019  63%  59%  FY 2020  40%  27%  Q1 2021  25%  17%

 2021 SIRE Annual Meeting  February 19, 2021

 Iowa’s Ethanol Industry  42 operating ethanol plants with a capacity of 4.5 billion gallonsShould be converting 1.6 billion bushels of Iowa corn (70% of 2020 crop) to ethanol and high-protein animal feed~27% of U.S. ethanol production

 Impact of Renewable Fuels in Iowa  2020  GDP(in millions)  Household Earnings(in millions)  Employment(Jobs)  Ethanol  $3,369  $1,576  32,594  Biodiesel  $587  $254  4,449  Total  $3,956  $1,830  37,043

 “This legislation would invest significantly into Iowa’s renewable fuel infrastructure program, boost farm income, reduce emissions, and put millions of dollars back into the state’s general fund. It is time for Iowa to take charge of our renewable fuel economy and stand up against the inconsistency we continue to see from Washington, D.C., and the (federal Environmental Protection Agency).”-- Sioux City Journal, February 14, 2021  Gov. Kim Reynolds

 Iowa Biofuel Standards Bill Overview  B11/20 Fuel Standard – All diesel in the state to include biodiesel as seen below.B5 during winter months (October to March)B11 during summer months (April to September 2022-2023)B20 during summer months (2024 and later)

 Iowa Biofuel Standards Bill Overview  E10 Fuel Standard – “All” gasoline in the state to include at least 10% ethanol.Exemptions for one pump per retailer for small and off-road engines, old cars, and marinas.New state label for E0 highlighting these restrictions.

 Iowa Biofuel Standards Bill Overview  E15 Fuel Standard Trigger – Would change the E10 standard to E15 standard.On January 1, 2025, the Governor will have the option to move to a E15 standard. If retail infrastructure constraints exist, the Governor can delay the date.

 Iowa Biofuel Standards Bill Overview  Renewable Fuel Infrastructure Program Funding – increase from $3M to $10M year for retailer grantsLimits biodiesel grants to “historical” $1.25 million per year to ensure funding for E15 infrastructure.

Iowa Biofuel Standards Bill Impacts

- More fuel choices for **consumers** – E15
  - Saves consumers 5-10 cents per gallon
- More grant funding for **retailers** to add E15
- Elimination of tax credits on "standard" fuel will save Iowa **taxpayers** $180M over first five years
- Boost Iowa **GDP** by ~$450M, Support an additional 3,500 **jobs**, add $550M to Iowa **household income**

www.IowaRFA.org

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Iowa Biofuel Standards Action Items

- Donate to **SIRE PAC**. Must support biofuel allies.
- **Contact legislators** to urge support for **IA Biofuel Standards**
  - Sen. Dan Dawson, 712-256-1199, dan.dawson@legis.iowa.gov
  - Sen. Tom Shipley, 712-785-3583, tom.shipley@legis.iowa.gov
  - Sen. Mark Costello, 712-520-0303, mark.costello@legis.iowa.gov
  - Sen. Jason Schultz, 712-269-2178, jason.schultz@legis.iowa.gov
  - Rep. Brent Siegrist, 402-250-5566, Brent.Siegrist@legis.iowa.gov
  - Rep. Charlie McConkey, 402-676-0105, charlie.mcconkey@legis.iowa.gov
  - Rep. Jon Jacobsen, 712-890-7266, Jon.Jacobsen@legis.iowa.gov
  - Rep. Matt Windschitl, 712-642-4334, matt.windschitl@legis.iowa.gov
  - Rep. Steve Holt, 712-269-4042, Steven.Holt@legis.iowa.gov
- Always leave your name, hometown/plant, phone number

www.IowaRFA.org

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Monte Shaw
Executive Director
mshaw@IowaRFA.org
(515) 252-6249

Iowa Renewable Fuels Association

www.Iowarfa.org

/Iowa.Renewable.Fuels

@IowaFuel

/IowaRenewableFuels

/IowaFuel

/company/IowaRFA

www.IowaRFA.org

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Industry Update

 The Road Ahead…  Change in administrationEV euphoria0.6% of current fleetDecarbonization of liquid fuelPayroll Protection Program (PPP), round 1 and 2USDA Stimulus?“Mark my words, zero carbon ethanol is coming” – Geoff Cooper, CEO, Renewable Fuels Association

 The Road Ahead…

    Questions and Answers

 Thank you!